EXHIBIT 99.3
To Form 8-K dated April 21, 2010

Seacoast Banking Corporation of Florida

First Quarter 2010

Cautionary Notice Regarding Forward-Looking Statements

This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2009 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights

•	In April we completed a private placement of securities totaling $50 million to further strengthen our capital structure

•	Solid capital position with estimated tangible common equity (TCE) of 6.9% including capital raised in April 2010

•	Encouraging asset quality trends continue to improve with inflows to nonaccrual loans declining from $75 million in 3Q 2009 to $12 million this quarter

•	Nonperforming loans declined from $97.9 million at December 31, 2009 to $96.3 million during the quarter

•	Liquidity remains strong with low cost core funding from deposits and sweep repos

•	Cost of deposits declined 12 basis points to 1.03%; total interest bearing liabilities down 13 basis points to 1.25%

•	The impact of asset quality deterioration and weak demand on revenue was offset with better deposit mix and growth in low cost deposits

•	Focus remains on core deposit growth, risk mitigation and expense management

•	Expenses well managed; core operating expenses have declined year over year; however credit related expenses continue to impact results

Capital Ratios
Continue to improve

	1Q-2010	4Q-2009	3Q-2009	2Q-2009
	Estimate	Actual	Actual	Actual
Tier 1 Capital Ratio	13.83%	13.75%	14.94%	11.83%
Total Risk Based Capital Ratio	15.29%	15.17%	16.22%	13.41%
YTD Average Equity to YTD Average Assets	7.13%	8.92%	9.18%	9.40%
Tangible Equity to Tangible Assets	6.96%	6.88%	8.24%	6.75%
Tangible Common Equity to Tangible Assets	4.82%*	4.79%	6.14%	4.66%
Tangible Common Equity to Risk Weighted Assets	7.53%	7.29%	8.84%	6.29%

• 6.9% pro-forma with net proceeds of capital raise, assuming conversion to common stock

Funding & Liquidity
Stable Funding Profile and Very Strong Liquidity Position

Funding

•	Deposits and sweep repo base -Customer deposits and sweep repos were $1.839 million at March 31, 2010 (1) -Customer deposits and sweep repos compose 94% of total funding (2)
Liquidity
•	Daily overnight borrowing position maintained at zero since year-end 2008

•	On balance sheet cash liquidity averaged approximately $190 million for the first quarter

•	Combined available contingent liquidity from the Federal Reserve, FHLB, and free securities approximately $556 million

(1)	Excludes brokered deposits; but includes Certificate of Deposit Account Registry Service (CDARS) deposits

(2)	Total funding includes customer deposits, broker deposits, sweep repos, borrowed funds and subordinated debt.

Noninterest Expense
Controllable Expenses Well Managed

				1Q 2010 vs 4Q
				2009	1Q 2009 vs 1Q
	($in thousands)			(2)	2009

	1Q–2010	4Q–2009	1Q–2009

Noninterest Expenses	$23,369	$20,868	$19,335	12.0%	20.9%
Nonrecurring:
Severance	5	46	242
Professional fees	771	832	—
Legal settlement	150	—	39
Branch closures	150	905	107
Other	—	—	(224)
Total nonrecurring expenses	$1,076	$1,783	164
Adjusted Noninterest Expense	$22,293	$19,085	$19,171	16.8%	16.3%
FDIC Expense	1,006	1,042	877
Net loss on OREO and other asset dispositions	4,073	1,415	502
Credit Costs (1)	494	818	691

Controllable Expenses	$16,720	$15,810	$17,101	5.8%	-2.2%

(1) Includes credit and collections

(2)	First quarter expense are normally higher as a result of payroll taxes, healthcare and unemployment insurance expense

Core Deposit Growth
Emerging Strong Growth in Low Cost and No Cost Deposits

	($ in thousands)
	1Q–2010	4Q–2009	1Q–2009
Demand deposits (noninterest bearing)	$278,205	$268,789	$281,809
Savings deposits	865,909	838,288	827,251
Other time certificates	304,807	326,070	335,251

Core Deposits	$1,448,921	$1,433,147	$1,444,311
Brokered time certificates	24,640	38,656	72,872
Time certificates of $100,000 or more	285,872	307,631	297,125

Total Deposits	$1,759,433	$1,779,434	$1,814,308
Excluding brokered time deposits	$1,734,793	$1,740,778	$1,741,436
Total Demand and Savings	$1,144,114	$1,107,077	$1,109,060

	($ in thousands)
	Year over Year	Growth for Quarter	Annualized
Demand deposits (noninterest bearing)	-1.28%	3.50%	14.01%
Savings deposits	4.67%	3.29%	13.18%
Other time certificates	-9.08%	-6.52%	-26.08%
Core Deposits	0.32%	1.10%	4.40%
Brokered time certificates	-66.19%	-36.26%	-145.03%
Time certificates of $100,000 or more	-3.79%	-7.07%	-28.29%
Total Deposits	-3.02%	-1.12%	-4.50%
Excluding brokered time deposits	-0.38%	-0.34%	-1.38%
Total Demand and Savings	3.16%	3.35%	13.38%

Core Deposit Growth
Favorable Mix Shift

	($ in thousands)
	1Q–2010	Mix
Demand deposits (noninterest bearing)	$278,205	15.81%
Savings deposits	865,909	49.22%
Total Demand and Savings	$1,144,114	65.03%
Other time certificates	304,807	17.32%
Brokered time certificates	24,640	1.40%
Time certificates of $100,000 or more	285,872	16.25%

Total Time Deposits	$615,319	34.97%
Total Deposits	$1,759,433

		($ in thousands)
	4Q–2009	Mix	1Q–2009	Mix
Demand deposits
(noninterest bearing)	$268,789	15.11%	$281,809	15.53%
Savings deposits	838,288	47.11%	827,251	45.60%
Core Demand and Savings	$1,107,077	62.22%	$1,109,060	61.13%
Other time certificates	326,070	18.32%	335,251	18.48%
Brokered time certificates	38,656	2.17%	72,872	4.02%
Time certificates of
$100,000 or more	307,631	17.29%	297,125	16.38%

Total Time Deposits	$672,357	37.78%	$705,248	38.87%
Total Deposits	$1,779,434		$1,814,308

Net Interest Margin

(Dollars in thousands)	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10
Net Interest Margin	3.44%	3.65%	3.74%	3.37%	3.48%

•	Focus on deposit pricing and positive mix change benefited the margin in the first quarter

•	Based on current assumptions, margin expected to be relatively stable with some expansion possible

Service Area

•	Seminole County

•	Orange County

•	Brevard County

•	Indian River County

•	Okeechobee County

•	St. Lucie County

•	Martin County

•	Palm Beach County

•	Broward County

•	Hardee County

•	Highlands County

•	Desoto County

•	Glades County

•	Hendry County